Exhibit 10.2
SECOND AMENDMENT
TO
EXECUTIVE EMPLOYMENT AGREEMENT
This SECOND AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT (this “Amendment”), effective March 3, 2025, is entered into by and between Privia Health, LLC (“Company”) and David Mountcastle (“Executive”). Each of Company and Executive may be referred to individually herein as a “Party” or, collectively, as the “Parties.”
RECITALS
WHEREAS, Company and Executive are parties to that certain Executive Employment Agreement dated March 21, 2022, as amended by that certain First Amendment to the Executive Employment Agreement dated August 10, 2022 (collectively, the “Agreement”); and

WHEREAS, Company and Executive desire to amend the Agreement, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements of the Parties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto as agree as follows:

1.Amendment to Exhibit A. The first bullet point set forth on Exhibit A (Compensation Terms) of the Agreement is hereby deleted in its entirety and replaced with the following:

•From and after March 24, 2025, annual Base Salary of $390,000.00, paid in semi-monthly installments, under exempt status, minus all relevant taxes and withholdings.

2.Defined Terms. Capitalized terms which are used in this Amendment but are not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.
3.Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflicts of laws provisions thereof.

4.No Breach. The Parties hereby acknowledge and agree that the change set forth in in this Amendment (a) are voluntary, (b) do not constitute a breach of the Agreement, and (c) do not constitute Good Reason under the Agreement.

5.Ratification of Agreement. Except as expressly modified or amended by this Amendment, all provisions of the Agreement are hereby ratified, confirmed and approved and shall remain in full force and effect.

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Exhibit 10.2
6.Counterparts. This Amendment maybe executed and delivered in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute the same instrument.

[Signature Page to Follow]

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Exhibit 10.2

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date set forth above.

EXECUTIVE:

/s/ David Mountcastle _______________________
David Mountcastle

COMPANY:

PRIVIA HEALTH, LLC

By:___/s/ Parth Mehrotra ____________________
Name: Parth Mehrotra
Title: Chief Executive Officer

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